UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

June 23, 2026 (June 16, 2026)
Date of Report (date of earliest event reported)

Backblaze, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41026	20-8893125
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2261 Market Street STE 81006, San Francisco, California		94114
(Address of Principal Executive Offices)		(Zip Code)
(650) 352-3738
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BLZE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01. Entry into a Material Definitive Agreement.

Effective on June 16, 2026, Backblaze, Inc. (the “Company”) entered into a Master Strategic Agreement with CoreWeave, Inc. (“CoreWeave”), along with Addendum No. 1 thereto (collectively, the “MSA”), pursuant to which the Company will provide CoreWeave with the following services:
•Cloud object storage capacity on the Company’s B2 Cloud Storage platform, an IaaS offering in Backblaze’s data centers
•The Company’s managed storage solution in CoreWeave’s data centers
The MSA will remain in effect for so long as CoreWeave utilizes the foregoing services pursuant to order forms submitted under the MSA, provided that the MSA may be terminated by either party under certain circumstances set forth therein. In connection with the entry into the MSA, the parties entered into order forms with terms of five and seven years. The Company estimates that the total contract value payable over the term of the initial order forms will be approximately $335 million, although actual amounts will depend on the storage capacity utilized and other factors and may differ from this estimate.
The MSA contains terms customary for an agreement of its type, including provisions relating to service levels, data security and privacy, confidentiality, indemnification and limitations of liability, as well as certain protective provisions in favor of each of CoreWeave and the Company.
In connection with the entry into the MSA, on June 16, 2026, the Company issued to CoreWeave (1) a Common Stock Purchase Warrant (the “Initial Warrant”) to purchase up to 3,053,314 shares (the “Initial Warrant Shares”) of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), and (2) a Common Stock Purchase Warrant (the “Additional Warrant,” and together with the Initial Warrant, the “Warrants”) to purchase up to 1,141,562 shares of Common Stock (the “Additional Warrant Shares” and together with the Initial Warrant Shares, the “Warrant Shares"). The Warrants each have an exercise price per share of $7.60, which price was derived based upon a volume weighted average price formula. The Initial Warrant will vest and become exercisable in twenty equal quarterly installments (5% per quarter) over a five-year period, in each case so long as the MSA remains in effect. The Additional Warrant will vest and become exercisable in tranches as described therein based upon contracted-for storage capacity, up to 100% of the number of the Additional Warrant Shares, provided that no Additional Warrant Shares will be issued in the event CoreWeave exceeds the minimum contracted-for storage capacity required. In the case of each Warrant, any unvested portion will become fully vested and exercisable immediately prior to a change of control of the Company (as defined in the Warrants) occurring before termination of the MSA, subject to certain conditions and the potential for forfeiture as described in the Warrants. The exercise of the Warrants is also subject to certain limitations on aggregate share ownership after giving effect to such exercise. The Initial Warrant expires on June 16, 2032 and the Additional Warrant expires on June 16, 2035.
Concurrently with the issuance of the Warrants, the Company and CoreWeave entered into a Registration Rights Agreement pursuant to which the Company agreed to file a registration statement covering the resale of the Warrant Shares with the Securities and Exchange Commission (the “SEC”), no later than 60 days following the date the Warrants were issued, and to use commercially reasonable efforts to cause that registration statement to be declared effective and to keep it effective for the period specified in the Registration Rights Agreement. The Registration Rights Agreement contains customary provisions, including with respect to registration procedures, permitted suspension periods and indemnification, and registration expenses to be borne by the Company, as well as certain sales volume limitations.
The foregoing descriptions of the Warrants, the Registration Rights Agreement, and the MSA do not purport to be complete and are qualified in their entirety by reference to the full text of those agreements, copies of which are filed as Exhibits 4.1, 4.2, 4.3, 10.1 and 10.2, respectively. The Company has omitted certain commercially sensitive information from the Warrants and the MSA in accordance with Item 601(b)(10)(iv) of Regulation S-K.

Item 3.02. Unregistered Sales of Equity Securities.
The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the Warrants is incorporated by reference into this Item 3.02.
The Company issued the Warrants, and the Warrant Shares will be issued, in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D promulgated thereunder, as a transaction by an issuer not involving any public offering. The Warrants were issued to a single accredited investor, without any general solicitation or general advertising, in reliance on representations made by CoreWeave, including that it is an “accredited investor” as defined in Rule 501 of Regulation D and that it was acquiring the Warrants for its own account for investment purposes and not with a view to, or for resale in connection with, any distribution thereof. No underwriters were involved in, and no underwriting discounts or commissions were paid in connection with the issuance of the Warrants. Neither the Warrants nor the Warrant Shares have been registered under the Securities Act, and neither may be offered or sold in the United States absent registration under the Securities Act or an applicable exemption from such registration.
Item 7.01. Regulation FD Disclosure.
On June 23, 2026, the Company issued a press release announcing the entry into the MSA. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
This information is intended to be furnished under Item 7.01 and Item 9.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1†*	Common Stock Purchase Warrant (Initial Warrant), dated as of June 16, 2026, issued by Backblaze, Inc. to CoreWeave, Inc.
4.2†*	Common Stock Purchase Warrant (Additional Warrant), dated as of June 16, 2026, issued by Backblaze, Inc. to CoreWeave, Inc.
4.3*	Registration Rights Agreement, dated as of June 16, 2026, by and between Backblaze, Inc. and CoreWeave, Inc.
10.1†*	Master Strategic Agreement, dated as of June 16, 2026, by and between Backblaze, Inc. and CoreWeave, Inc.
10.2†*	Addendum No. 1 to Master Strategic Agreement, dated as of June 16, 2026, by and between Backblaze, Inc. and CoreWeave, Inc.
99.1	Press Release issued by Backblaze, Inc. dated June 23, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
† Certain confidential information has been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K.
*Annexes and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof, to the SEC on a confidential basis upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 23, 2026	Backblaze, Inc.

		By:	/s/ Marc Suidan
Marc Suidan, Chief Financial Officer